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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 24, 2000


                                 BINGO.COM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             FLORIDA                    000-26319             98-0206369
  ---------------------------------------------------------------------------
  (STATE OR OTHER JURISDICTION       (COMMISSION FILE       (I.R.S. EMPLOYER
       OF INCORPORATION)                  NUMBER)         IDENTIFICATION NO.)


        4223 GLENCOE AVENUE, SUITE C200, MARINA DEL REY, CALIFORNIA 90292
        -----------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 301-4171


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)     New independent accountants:

        Our Board of Directors approved the appointment of Grant Thornton, LLP, Los Angeles, California, as our new independent accountants as of July 24, 2000. As of July 24, 2000, our existing accountants, Davidson & Company, had not resigned, declined to stand for re-election or been dismissed. During our two
(2) most recent fiscal years and through the date of this report, (i) there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K, and
(ii) we did not and nobody on our behalf has consulted Grant Thornton, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

(b)     Dismissal of accountants:

        On August 17, 2000, we dismissed Davidson & Company as our principal accountants. Following August 17, 2000, Davidson & Company will continue to work with us on a project-by-project basis as the audit functions are transitioned to Grant Thornton, LLP. We dismissed Davidson & Company in connection with the relocation of our executive offices to Los Angeles, California, as Davidson & Company's sole offices are located in Vancouver, British Columbia.

        The report of Davidson & Company on our financial statements for either of the years ended December 31, 1999 or December 31, 1998 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph regarding our ability to continue as a going concern. The dismissal of Davidson & Company was effective as of August 17, 2000, was approved by our sole director, and was not due to any disagreement between us and Davidson & Company.

        During the two fiscal years prior to and preceding the dismissal of Davidson & Company, there were no disagreements with Davidson & Company on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Davidson & Company would have caused them to make reference thereto in their report on our financial statements for the period. We have authorized Davidson & Company to respond fully to any subject matter with respect to our financial statements.

        We have not been advised by Davidson & Company of any of the following:
(A) lack of internal controls necessary for us to develop reliable financial statements; (B) any information that has come to the attention of our independent accountants that has lead them to no longer rely on management's representations or that has made them unwilling to be associated with the financial statements prepared by management; (C) any need to expand significantly the scope of our independent accountants' audit or information that has come to their attention during the two fiscal years prior to and preceding the change in independent accountants that, if further investigated, would (i) materially impact the fairness or reliability of the previously issued independent accountants' report or the financial statements issued or covering such period or (ii) cause our independent accountants to become unwilling to rely on management's representations or that has made them unwilling to be associated with our financial statements, or due to the dismissal of Davidson & Company or any other reason, our independent accountants did not so expand the scope of the audit or conduct such further investigation; or (D) any information that has come to the attention of our independent accountants that has lead them to conclude that such information materially impacts the fairness or reliability of the audit reports or the financial statements issued covering the two fiscal years prior to and preceding the change in our independent accountants (including information that, unless resolved, to the satisfaction of such independent accountant, would prevent it from rendering an unqualified audit report on those financial statements) and due to the dismissal of Davidson & Company or any other reason, any issue has not been resolved to such independent accountants satisfaction prior to the dismissal of Davidson & Company.

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        We have furnished Davidson & Company with a copy of the disclosures contained in this Item 4, and a letter from Davidson & Company, stating whether they agree with such disclosures, is attached as Exhibit 16.1 to this Form 8-K/A.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

        The following exhibit is filed as a part of this report.

        16.1 Letter from Davidson & Company




                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 17, 2000                 BINGO.COM, INC.


                                        By: /s/ SHANE MURPHY
                                           -------------------------------------
                                           Shane Murphy
                                           President, Chief Executive Officer
                                           and Treasurer

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                                INDEX TO EXHIBITS


Exhibit
Number                Description
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
16.1                  Letter from Davidson & Company